SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)


                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-GENERAL HOST CORP

          GAMCO INVESTORS, INC.
                                12/19/97           30,000-            5.3125
          GABELLI INTERNATIONAL LTD
                                12/24/97           50,000-            5.5000
          GABELLI FUNDS, INC.
               THE GABELLI SMALL CAP GROWTH FUND
                                12/24/97          120,000-            5.5000
               THE GABELLI GLOBAL MULTI MEDIA TRUST
                                12/24/97           70,000-            5.5000
               THE GABELLI EQUITY TRUST,INC.
                                12/24/97           90,000-            5.5000
               THE GABELLI ABC FUND
                                12/24/97          100,000-            5.5000
          GAMCO INVESTORS, INC.
                                12/24/97          220,000-            5.5000
          GAMCO INVESTORS, INC.
                                12/24/97        1,836,049-            5.5000
          GABELLI ASSOCIATES LTD
                                12/24/97          100,000-            5.5000
          GABELLI ASSOCIATES FUND
                                12/24/97          286,600-            5.5000










          (1) THE TRANSACTION OCCURING ON 12/24/97 WERE IN CONNECTION WITH THE TENDER OFFER DESCRIBED IN ITEM 5 (E) OF THIS AMENDMENT TO
              SCHEDULE 13D. ALL OTHER TRANSACTIONS WERE EFFECTED
              ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.





                                       32
SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

CONVERTIBLE STOCK-GENERALHOSTCV DEBT8

          GABELLI FUNDS, INC.
               THE GABELLI CONVERTIBLE SECURITIES FUND
                                12/29/97               22            98.5266
                                12/23/97               10           100.0000
































          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.



                                       33